UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2016

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Eagle Pharmaceuticals, Inc., or the Company, held its 2016 annual meeting of stockholders, or the Annual Meeting, on August 2, 2016, at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the below proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, or the 2016 Proxy Statement, filed with the U.S. Securities and Exchange Commission on July 12, 2016.  The following sets forth the certified voting results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

(i)                                     The stockholders elected two directors to serve as members of the Company’s board of directors until the 2019 annual meeting of stockholders.  The stockholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sander A. Flaum	6,023,126	2,110,456	1,583,272
Scott Tarriff	6,905,847	1,227,735	1,583,272

(ii)                                  The stockholders ratified the selection by the audit committee of the Company’s board of directors of BDO USA, LLP as the independent registered public accounting firm of the Company for fiscal year 2016.  There were 9,647,848 votes cast for the proposal; 30,544 votes were cast against the proposal; 38,462 abstentions; and there were no broker non-votes.

(iii)                               The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2016 Proxy Statement.  There were 8,051,102 votes cast for the proposal; 49,367 votes were cast against the proposal; 33,113 abstentions; and there were 1,583,272 broker non-votes.

(iv)                              The stockholders indicated a preference to hold an advisory vote on the compensation of the Company’s named executive officers every year.  There were 5,392,160 votes cast for a preferred frequency of every year; 11,823 votes cast for a preferred frequency of every two years; 2,694,201 votes cast for a preferred frequency of every three years; and 35,398 abstentions.  In accordance with the results of this vote, the Company’s board of directors determined to implement an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of advisory votes on the compensation of named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: August 8, 2016	By:	/s/ Scott Tarriff
Scott Tarriff
President and Chief Executive Officer